                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): MARCH 20, 2005
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                             NESS TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

    Delaware                         000-50954               98-0346908
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(State or other jurisdiction         (Commission             (IRS Employer
 of incorporation)                   File Number)            Identification No.)

Ness Tower, Atidim High-Tech Industrial Park, Bldg 4, Tel Aviv      61580 Israel
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    (Address of principal executive offices)                         (zip code)

Registrant's telephone number, including area code: +972 (3) 766-6800
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                                       N/A
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         (Former name or former address, if changed since last report.)

Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written  communications  pursuant to Rule 425 under the  Securities Act
(17 CFR 230.425)

     |_| Soliciting  material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

     |_|  Pre-commencement  communications  pursuant to Rule 14d-2(b)  under the
Exchange Act (17 CFR 240.14d-2(b))

     |_|  Pre-commencement  communications  pursuant to Rule 13e-4(c)  under the
Exchange Act (17 CFR 240.13e-4(c))

Item 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

     Concurrent with the termination of Yaron Garmazi, effective on or about May
20, 2005, the employment agreement of Mr. Garmazi will also terminate.

Item 5.02.  DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS;
            APPOINTMENT OF PRINCIPAL OFFICERS.

     On March 22, 2005,  Ness  Technologies,  Inc.  announced the resignation of
Yaron Garmazi, its Chief Financial Officer,  effective on or about May 20, 2005.
The press release  announcing  the  resignation  is being filed as an exhibit to this Form 8-K.

Item 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

     EXHIBIT NO.     EXHIBITS
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     99.1            Press Release dated March 22, 2005.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                     NESS TECHNOLOGIES, INC.

Dated: March 22, 2005                By: /s/ Raviv Zoller
                                         -------------------------------------
                                         Name:  Raviv Zoller
                                         Title: President and CEO